UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2018

Del Frisco’s Restaurant Group, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-35611

Delaware	20-8453116
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2900 Ranch Trail
Irving, TX 75063
(Address of principal executive offices, including zip code)

(469) 913-1845
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement
First Amendment to the Credit Agreement
On August 27, 2018, Del Frisco’s Restaurant Group, Inc. (the “Company”), as borrower, certain subsidiaries of the Company, as guarantors (the “Guarantors”) and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) entered into an amendment (the “First Amendment”) to the existing credit agreement dated as of June 27, 2018, among the Company, the Administrative Agent, the other agents and arrangers party thereto and the several lenders party thereto (the “Credit Agreement”).

The First Amendment amends the Credit Agreement, to, among other things, provide the Company with additional term loans in an aggregate principal amount of $18,000,000 (the “Additional Term Loans”). The First Amendment also amends the Credit Agreement to increase the interest rate applicable to the Additional Term Loans and the existing term loans outstanding under the Credit Agreement (collectively, the “Term Loans”) to, at the Company’s option, a rate per annum equal to either a LIBOR rate or a base rate, plus an applicable margin, which is equal to 6.00% for LIBOR rate loans and 5.00% for base rate loans.

The description above is a summary and is qualified in its entirety by the First Amendment, which is filed as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit 10.1
First Amendment, dated as of August 27, 2018, to the Credit Agreement, dated as of June 27, 2018, by and among Del Frisco’s Restaurant Group, Inc., the Guarantors party thereto and JPMorgan Chase Bank, N.A., as administrative agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEL FRISCO’S RESTAURANT GROUP, INC.

Date:	August 27, 2018	By:	/s/ Neil H. Thomson
Neil H. Thomson
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1
First Amendment, dated as of August 27, 2018, to the Credit Agreement, dated as of June 27, 2018, by and among Del Frisco’s Restaurant Group, Inc., the Guarantors party thereto and JPMorgan Chase Bank, N.A., as administrative agent